BALANCE SHEET COMPONENTS	12 Months Ended
Dec. 31, 2022
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
BALANCE SHEET COMPONENTS

Note 4. Balance Sheet Components

Prepaid Expenses and Other Current Assets

The following table presents the components of prepaid expenses and other current assets as of December 31, 2022 and 2021 (in thousands):

	December 31,
	2022	2021
Accounts receivable	$8	$48
Employee retention credit	1,237	1,293
Prepaid expenses	119	296
Prepaid benefits	37	48
Prepaid clinical expenses	6	116
Total prepaid expenses and other current assets	$1,407	$1,801

During fiscal years 2020 and 2021, the Company took advantage of the relief provisions provided by the U.S. government in response to COVID-19 under the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). The CARES Act provides an employee retention credit (“Employee Retention Credit”), which is a refundable tax credit against certain employment taxes dependent on certain qualified wages paid to employees through fiscal year 2021. The Company qualifies for the tax credit under the CARES Act and continued to receive additional tax credits under the additional relief provisions for qualified wages through the end of 2021. During the fiscal year ended December 31, 2021, the Company recorded $1.0 million related to the Employee Retention Credit in operating expenses. The Company accounts for these labor related tax credits as a reduction to the expense that they are intended to compensate in the period in which the corresponding expense is incurred and there is reasonable assurance the Company will both receive the tax credits and comply with all conditions attached to the tax credits. As of December 31, 2022 and 2021, $1.2 million and $1.3 million, respectively, was recorded as a receivable in prepaid and other current assets. The Company received $0.7 million of the receivable in February 2023 and believes there is reasonable assurance the remaining balance will be collected.

Property and Equipment, Net

The following table presents the components of property and equipment, net, as of December 31, 2022 and 2021 (in thousands):

	December 31,
	2022	2021
Computer equipment	$171	$155
Laboratory equipment	1,950	1,990
Furniture and office equipment	29	23
Leasehold improvements	73	73
	2,223	2,241
Less: accumulated depreciation	(1,781)	(1,490)
Total property and equipment, net	$442	$751

Depreciation expense was approximately $0.3 million for each of the years ended December 31, 2022 and 2021.

Investment in SAFE

In October 2021, the Company entered into a simple agreement for future equity (“Oncoheroes SAFE”) agreement for $1.5 million in exchange for a right to participate in a future equity financing of preferred stock to be issued by Oncoheroes Biosciences Inc. (“Oncoheroes”). Alternatively, upon a dissolution or liquidity event such as a change in control or an initial public offering, the Company is entitled to receive a portion of $1.5 million. The number of shares of preferred stock would be determined by dividing the Oncoheroes SAFE purchase amount by price per share of the preferred stock issued in the respective equity financing. The Company recorded the investment of $1.5 million as an investment in the Oncoheroes SAFE on the consolidated balance sheet at December 31, 2022 and 2021. The investment in the Oncoheroes SAFE is treated as an investment in an equity security that the Company has elected to record at its cost less any impairment. No impairment losses have been recognized related to the investment for the years ended December 31, 2022 and 2021.

Accrued Expenses and Other Current Liabilities

The following table presents the components of accrued expenses and other current liabilities as of December 31, 2022 and 2021 (in thousands):

	December 31,
	2022	2021
Accrued expenses	$651	894
Accrued employee expenses	10	13
Accrued bonuses	239	217
Total accrued expenses and other current liabilities	$900	$1,124